                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported):  May 28, 1999

                          Edison Brothers Stores, Inc.
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               (Exact Name of Registrant as specified in Charter)

        Delaware                    1-1394                    43-0254900
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(State of Incorporation)   (Commission File Number)         (IRS Employer
                                                         Identification No.)

                               501 North Broadway
                            St. Louis, Missouri 63102
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           (Address of principal executive offices including zip code)

                                 (314) 331-6000
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On March 9, 1999, Edison Brothers Stores, Inc. and seven affiliated companies (the "Company") filed in the United States Bankruptcy Court for the District of Delaware a voluntary petition for reorganization under Chapter 11 of title 11 of United States Code, case number 99-529 (the "Chapter 11 Filing"). The Company continues in possession of its properties and is operating and managing its business as debtor-in-possession subject to Court approval for certain actions of the Company.

         Monthly Operating Reports are filed with the Office of the United States Trustee. A copy of the Operating Report of Edison Brothers Stores, Inc. and its subsidiaries for the period March 9, 1999 through April 3, 1999 as issued on May 6, 1999 is filed as Exhibit 99.1 hereto.

         The Company has recently announced and is seeking Bankruptcy Court approval for the sale of all or a part of the following chains it currently operates:

  -------------------------------- ---------------------------------------------
                     CHAIN                           ACQUIRER
  -------------------------------- ---------------------------------------------
  Repp, Repp By Mail               J. Baker Inc.
  -------------------------------- ---------------------------------------------
  JW/Coda                          Coda Acquisition Group
  -------------------------------- ---------------------------------------------
  5-7-9                            A.I.J.J. Enterprises, Inc.
  -------------------------------- ---------------------------------------------
  Bakers                           Weiss & Neuman Shoe Company
  -------------------------------- ---------------------------------------------
  Puerto Rico Footwear Stores      Novus, Inc.
  -------------------------------- ---------------------------------------------


The sale of Repp and Repp By Mail closed on May 21, 1999.

         The Company previously sought and has received Bankruptcy Court approval to conduct inventory liquidation sales at most of its Wild Pair stores and Riggings menswear chain.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

 Exhibit No.   Description
 -----------   ------------------------------------------------------
Exhibit 99.1   Operating Report for period March 9, 1999 through April 3, 1999.
Exhibit 99.2   Press Release dated April 22, 1999.
Exhibit 99.3   Press Release dated May 17, 1999.
Exhibit 99.4   Press Release dated May 20, 1999.
Exhibit 99.5   Press Release dated May 27, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          EDISON BROTHERS STORES, INC.

Date: May 28, 1999                        By:     /S/ John F. Burtelow
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                                                  John F. Burtelow
                                                  Chief Financial Officer